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                                                                   Exhibit 10.16

                              Amendment Number One
                                       to
            GC Companies Inc. Key Executive Stock Purchase Loan Plan


    This is Amendment Number One to the GC Companies, Inc. Key Executive Stock Purchase Loan Plan (the "Plan"). Defined terms contain herein shall have the meaning set forth in the Plan unless otherwise defined herein.

    The Plan is hereby amended in the following respects:

    (1)        The last paragraph of Section 5 entitled AMOUNT OF LOAN;
               LIMITATIONS is hereby amended to read as follows:

               "Subject to the provisions of Section 16, the aggregate unpaid principal amount of all stock purchase loans outstanding under the Plan shall not exceed $3,000,000 at any time."

    (2)        This amendment was approved by the Board of Directors pursuant to
               Section 16 of the Plan on March 12, 1997.

    (3) In all other respects, the Plan shall remain in effect and be unmodified.